Filed Pursuant to Rule 497(e)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

THE HENNESSY MUTUAL FUNDS

Supplement to the Prospectus dated March 4, 2005

Effective October 31, 2005, the address of the Hennessy Funds and the investment manager to the Hennessy Funds, Hennessy Advisors, Inc., has changed. The new address of the Hennessy Funds and the investment manager is:

Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

This information supplements the information on page 26 “Management of the Funds” and on the back cover of the Prospectus dated March 4, 2005.

The date of this Supplement is October 26, 2005.

Please retain this Supplement for future reference.